BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.

Nine-Months Ended September 30, 2011 (Unaudited)and Fiscal Years December 31, 2010 (Audited)

Nine-Months Ending September 30, 2011 (Unaudited)
UNAUDITED CONSOLIDATED BALANCE SHEETS	YIYUEQIJI-1
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME	YIYUEQIJI-2
UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY	YIYUEQIJI-3
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS	YIYUEQIJI-4
NOTES TO THE FINANCIAL STATEMENTS	YIYUEQIJI-5 - YIYUEQIJI-7
For the period from December 29, 2009 (date of incorporation) to December 31, 2010 (Audited)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	YIYUEQIJI-8
AUDITED CONSOLIDATED BALANCE SHEETS	YIYUEQIJI-9
AUDITED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME	YIYUEQIJI-10
AUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY	YIYUEQIJI-11
AUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS	YIYUEQIJI-12
NOTES TO THE FINANCIAL STATEMENTS	YIYUEQIJI-13 - YIYUEQIJI-15

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.
UNAUDITED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

As of September 30, 2011
(Unaudited)
ASSETS

Cash and cash equivalents	$ 4,513
Equipment, net	8,769

Total Assets	$ 13,282

LIABILITIES AND STOCKHOLDERS' DEFICIT

Due to related parties	$ 234,789
Other payables	2,425
Taxes payable	23

Total Current Liabilities	237,237

Total Liabilities	237,237

Commitments	-

Stockholders' Deficit:
Paid-in capital	234,379
Accumulated loss	(447,212)
Accumulated other comprehensive loss	(11,122)

Total Stockholders' Deficit	(223,955)

Total Liabilities and Stockholders' Deficit	$ 13,282

The accompanying notes are an integral part of these financial statements.

YIYUEQIJI-1

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.
UNAUDITED STATEMENTS OF LOSS AND COMPREHENSIVE LOSS
(AMOUNTS EXPRESSED IN US DOLLAR)

For the Nine Months Period Ended
September 30, 2011
(Unaudited)

NET REVENUES	$ 52,200

COST OF REVENUES	-

GROSS PROFIT	52,200

GENERAL AND ADMINISTRATIVE EXPENSES	62,676

LOSS FROM OPERATIONS	(10,476)

LOSS BEFORE PROVISION FOR INCOME TAX	(10,476)

PROVISION FOR INCOME TAXES	-

NET LOSS	$ (10,476)

COMPREHENSIVE LOSS:
Net loss	$ (10,476)

OTHER COMPREHENSIVE LOSS:
Unrealized foreign currency translation loss	(8,833)

COMPREHENSIVE LOSS	$ (19,309)

The accompanying notes are an integral part of these financial statements.

YIYUEQIJI-2

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.
UNAUDITED STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
For the Nine Months Ended September 30, 2011
(AMOUNTS EXPRESSED IN US DOLLAR)

			Accumulated Other	Total
	Paid-in	Accumulated	Comprehensive	Stockholders'
	Capital	Loss	Loss	Deficit

Balance, January 1st, 2011	$ 234,379	$ (436,736)	$ (2,289)	$ (204,646)

Net loss for the period	-	(10,476)	-	(10,476)

Foreign currency translation adjustment	-	-	(8,833)	(8,833)

Balance, September 30, 2011	$ 234,379	$ (447,212)	$ (11,122)	$ (223,955)

The accompanying notes are an integral part of these financial statements.

YIYUEQIJI-3

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.
UNAUDITED STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

For the Nine Months Period Ended
September 30, 2011
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (10,476)
Adjustments to reconcile net income to net cash
used in operating activities:
Depreciation	1,515
Changes in assets and liabilities:
Accounts payable and other payables	1,684
Taxes payable	(584)
NET CASH USED IN OPERATING ACTIVITIES	(7,861)

CASH FLOWS FROM INVESTING ACTIVITIES:
NET CASH USED IN INVESTING ACTIVITIES	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from related parties	11,515
NET CASH PROVIDED BY FINANCING ACTIVITIES	11,515

EFFECT OF EXCHANGE RATE ON CASH	106

NET INCREASE IN CASH AND CASH EQUIVALENTS	3,760

CASH AND CASH EQUIVALENTS - beginning of period	753

CASH AND CASH EQUIVALENTS - end of period	$ 4,513

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$ -
Income taxes	-

The accompanying notes are an integral part of these financial statements.

YIYUEQIJI-4

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 1

 ORGANIZATION AND DESCRIPTION OF BUSINESS

Beijing Yiyueqiji Science and Technology Development Ltd. Inc.(the "Company") was incorporated under the laws of the People’s Republic of China on December 29, 2009.The Company is primarily engaged in the manufacturing and distributing of E-reading technology and equipment in China.

NOTE 2

UNAUDITED INFORMATION

The balance sheet of the “Company as of September 30, 2011, and thestatements of operations, stockholders deficit and cash flows for the eight -month period ended September 30, 2011have not been audited.However, in the opinion of management, such information includes all adjustments (consisting only of normal recurring adjustments) which are necessary to properly reflect the financial position of the Company as of September 30, 2011, and the results of operations for the eight-months ended September 30, 2011.

Certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted, although management believes that the disclosures are adequate to make the information presented not misleading.Interim period results are not necessarily indicative of the results to be achieved for an entire year.These financial statements should be read in conjunction with the financialstatements and notes to financial statements included in the Company’s audited financial statements for the year ended December 31, 2010.

NOTE 3

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The company maintains its books and accounting records in Renminbi (“RMB”), and its reporting currency is United States dollars.

USE OF ESTIMATES

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included.Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

YIYUEQIJI-5

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 3

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

IMPACT OF NEW ACCOUNTING STANDARDS

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

NOTE 4

GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.The Company has not established enough source of revenue to cover its operating costs.The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured.The Company will offer noncash consideration and seek equity lines as a means of financing its operations. If the Company is unable to obtain revenue producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

NOTE 5

FIXED ASSETS

At September 30, 2011, property and equipment consist of the following:

(Unaudited)

Office equipment                                                                   $              12,200

Less: accumulated depreciation                                                          (3,431)

                                                                                               $                   8,769

Depreciation of property and equipment is provided using the straight-line method. For the nine months period ended September 30, 2011, depreciation expense amounted to $1,515.

NOTE 6

OTHER PAYABLES

At September 30, 2011, other payables consist of the following:

September 30, 2011

(Unaudited)

Payables to related parties

$                  234,789

Others

      2,425

$                  237,214

YIYUEQIJI-6

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 7

CAPITAL CONTRBUTIONS:

At September 30, 2011, paid-in capital consists of the following:

September 30, 2011

(Unaudited)

Su jin

$                  119,533

Xing Zhibin

      114,846

$                  234,379

Su Jin and Xing Zhibin injected RMB816,000 and RMB784,000, equivalent to $119,533 and $114,846, respectively. Beijing Yong Qin Certified Public Accountants has verified the above capital contributions, and issued the capital verification reports.

NOTE 8

COMMITMENT AND CONTIGENCIES

Other than in the normal course of business, the Company did not have significant capital and other commitments, or significant guarantees as of September 30, 2011.

NOTE 9

SUBSEQUENT EVENTS

No material subsequent event was noticed.

YIYUEQIJI-7

Stan J.H. Lee, CPA

2160 North Central Rd.  Suite 209* Fort Lee *NJ 07024

P.O. Box 436402 *San Diego * CA 92143-9402

619-623-7799 *Fax 619-564-3408 * E-mail) stan2u@gmail.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders

Beijing Yiyueqiji Science and Technology Development Ltd. Inc.

We have audited the accompanying balance sheets of Beijing Yiyueqiji Science and Technology Development Ltd. Inc.as of December 31, 2010, and the related statements of operation, shareholders’ deficit and cash flows for the calendar year then ended . These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  An  audit includes consideration of internal control over financial  reporting  as  a  basis  for  designing  audit  procedures  that  are appropriate  in  the  circumstances, but  not  for the purpose of expressing an opinion  on  the  effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Beijing Yiyueqiji Science and Technology Development Ltd. Inc. as of December 31, 2010, and the results of its operation and its cash flows for the calendar years aforementioned in conformity with U.S. generally accepted accounting principles.

The financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the note to the financial statements, the Company lacks liquidity and has accumulated losses from operations which  raises substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Stan J.H. Lee, CPA

___________________

 Stan J.H. Lee, CPA. CMA

December 5, 2011

Fort Lee, New Jersey

YIYUEQIJI-8

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.
BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

As of December 31, 2010

ASSETS

Cash and cash equivalents	$ 753
Equipment, net	9,897

Total Assets	$ 10,650

LIABILITIES AND STOCKHOLDERS' DEFICIT

Due to related parties	$ 214,023
Other payables	679
Taxes payable	594

Total Current Liabilities	215,296

Total Liabilities	215,296

Commitments	-

Stockholders' Deficit:
Paid-in capital	234,379
Accumulated loss	(436,736)
Accumulated other comprehensive loss	(2,289)

Total Stockholders' Deficit	(204,646)

Total Liabilities and Stockholders' Deficit	$ 10,650

The accompanying notes are an integral part of these financial statements.

YIYUEQIJI-9

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.
STATEMENTS OF LOSS AND COMPREHENSIVE LOSS
(AMOUNTS EXPRESSED IN US DOLLAR)

For the period from December 29, 2009 (date of incorporation) to December 31, 2010

NET REVENUES	$ 129,009

COST OF REVENUES	123,604

GROSS PROFIT	5,405

OPERATING EXPENSES:
Selling	14,660
General and administrative	427,481

Total Operating Expenses	442,141

LOSS FROM OPERATIONS	(436,736)

LOSS BEFORE PROVISION FOR INCOME TAX	(436,736)

PROVISION FOR INCOME TAXES	-

NET LOSS	$ (436,736)

COMPREHENSIVE LOSS:
Net loss	$ (436,736)

OTHER COMPREHENSIVE LOSS:
Unrealized foreign currency translation loss	(2,289)

COMPREHENSIVE LOSS	$ (439,025)

The accompanying notes are an integral part of these financial statements.

YIYUEQIJI-10

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
For the period from December 29, 2009 (date of incorporation) to December 31, 2010
(AMOUNTS EXPRESSED IN US DOLLAR)

			Accumulated Other	Total
	Paid-in	Accumulated	Comprehensive	Stockholders'
	Capital	Loss	Loss	Deficit

Balance, December 29, 2009 (date of incorporation)	$ -	$ -	$ -	$ -

Capital injection	234,379			234,379

Net loss for the period	-	(436,736)	-	(436,736)

Foreign currency translation adjustment	-	-	(2,289)	(2,289)

Balance, December 31, 2010	$ 234,379	$ (436,736)	$ (2,289)	$ (204,646)

The accompanying notes are an integral part of these financial statements.

YIYUEQIJI-11

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.
STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

For the period from December 29, 2009 (date of incorporation) to December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$ (436,736)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation	1,771
Changes in assets and liabilities:
Accounts payable and other payables	665
Taxes payable	581
NET CASH USED IN OPERATING ACTIVITIES	(433,719)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of office equipment	(11,457)
NET CASH USED IN INVESTING ACTIVITIES	(11,457)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital injection	234,379
Proceeds from related parties	209,465
NET CASH PROVIDED BY FINANCING ACTIVITIES	443,844

EFFECT OF EXCHANGE RATE ON CASH	2,085

NET INCREASE IN CASH AND CASH EQUIVALENTS	753

CASH AND CASH EQUIVALENTS - beginning of period	-

CASH AND CASH EQUIVALENTS - end of period	$ 753

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$ -
Income taxes	-

The accompanying notes are an integral part of these financial statements.

YIYUEQIJI-12

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010

(AUDITED)

NOTE 1

ORGANIZATION AND DESCRIPTION OF BUSINESS

Beijing Yiyueqiji Science and Technology Development Ltd. Inc.(the "Company") was incorporated under the laws of the People’s Republic of China on December 29, 2009.  The Company is primarily engaged in the manufacturing and distributing of E-reading technology and equipment in China.

NOTE 2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTION

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The company maintains its books and accounting records in Renminbi (“RMB”), and its reporting currency is United States dollars.

ACCOUNTING METHOD

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

USE OF ESTIMATES

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included.  Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

IMPACT OF NEW ACCOUNTING STANDARDS

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

YIYUEQIJI-13

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010

(AUDITED)

NOTE 3

GOING CONCERN

The Company’s financial statements are prepared using accounting principles generally accepted in the United States of America applicable to a going concern that contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has not established enough source of revenue to cover its operating costs.  The Company will engage in very limited activities without incurring any liabilities that must be satisfied in cash until a source of funding is secured.  The Company will offer noncash consideration and seek equity lines as a means of financing its operations. If the Company is unable to obtain revenue producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders.

NOTE 4.

FIXED ASSETS

At December 31, 2010, property and equipment consist of the following:

December 31, 2010
Office equipment	$ 11,707
Less: accumulated depreciation	(1,810)
$ 9,897

Depreciation of property and equipment is provided using the straight-line method. For the year ended December 31, 2010, depreciation expense amounted to $1,810.

NOTE 5.

OTHER PAYABLES

At December 31, 2010, other payables consist of the following:

December 31, 2010
Payables to related parties	$ 214,023
Others	679
$ 214,702

YIYUEQIJI-14

BEIJING YIYUEQIJI SCIENCE AND TECHNOLOGY DEVELOPMENT LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010

(AUDITED)

NOTE 6.

CAPITAL CONTRBUTIONS

At December 31, 2010, paid-in capital consists of the following:

December 31, 2010
Su jin	$ 119,533
Xing Zhibin	114,846
$ 234,379

Su Jin and Xing Zhibin injected Renminbi (“RMB”)816,000 and RMB784,000, equivalent to $119,533 and $114,846, respectively. Beijing Yong Qin Certified Public Accountants has verified the above capital contributions, and issued the capital verification reports.

NOTE 7. COMMITMENT AND CONTIGENCIES

Other than in the normal course of business, the Company did not have significant capital and other commitments, or significant guarantees as of December 31, 2010.

NOTE 8. SUBSEQUENT EVENTS

There is no material subsequent event to disclose.

YIYUEQIJI-15

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

Nine-Months Ended September 30, 2011 (Unaudited)and Fiscal Years December 31, 2010 and 2009 (Audited)

Nine-Months Ending September 30, 2011 (Unaudited)
UNAUDITED CONSOLIDATED BALANCE SHEETS	XINGWEI-1
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME	XINGWEI-2
UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY	XINGWEI-3
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS	XINGWEI-4
NOTES TO THE FINANCIAL STATEMENTS	XINGWEI-5 - XINGWEI-9
Fiscal Years December 31, 2010 and 2009 ( Audited)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	XINGWEI-10
AUDITED CONSOLIDATED BALANCE SHEETS	XINGWEI-11
AUDITED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME	XINGWEI-12
AUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY	XINGWEI-13
AUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS	XINGWEI-14
NOTES TO THE FINANCIAL STATEMENTS	XINGWEI-15 - XINGWEI-20

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.
UNAUDITED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)
As of
September 30, 2011
(Unaudited)
ASSETS

Cash and cash equivalents	$373,882
Accounts receivable, net	51,000
Inventories	150,426
Advances to suppliers	628,120
Other receivables, net	14,533

Total Current Assets	1,217,961

Equipment, net	40,889

Total Assets	$1,258,850

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$79
Advance from customers	363,458
Other payables	50,371
Taxes payable	26,826

Total Current Liabilities	440,734

Total Liabilities	440,734

Commitments	-

Stockholders' Equity:
Paid-in capital	127,843
Statutory reserve	65,665
Retained earnings	584,479
Accumulated other comprehensive income	40,129

Total Stockholders' Equity	818,116

Total Liabilities and Stockholders' Equity	$1,258,850

The accompanying notes are an integral part of these financial statements.

XINGWEI-1

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.
UNAUDITED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(AMOUNTS EXPRESSED IN US DOLLAR)
For the Nine Months Period Ended
September 30, 2011
(Unaudited)

NET REVENUES	$2,067,318

COST OF REVENUES	1,255,388

GROSS PROFIT	811,930

OPERATING EXPENSES:
Selling	152,557
General and administrative	143,928

Total Operating Expenses	296,485

INCOME FROM OPERATIONS	515,445

OTHER INCOME:	32,654

INCOME BEFORE PROVISION FOR INCOME TAX	548,099

PROVISION FOR INCOME TAXES	-

NET INCOME	$548,099

COMPREHENSIVE INCOME:
Net income	$548,099

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	21,491

COMPREHENSIVE INCOME	$569,590

The accompanying notes are an integral part of these financial statements.

XINGWEI-2

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.
UNAUDITED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
For the Nine Months Ended September 30, 2011
(AMOUNTS EXPRESSED IN US DOLLAR)

		(Accumulated Loss)		Accumulated Other	Total
	Paid-in	Retained	Statutory	Comprehensive	Stockholders'
	Capital	Earnings	Reserve	Income	Equity

Balance, January 1st, 2011	$127,843	$92,292	$9,753	$18,638	$248,526

Net income for the period	-	548,099	-	-	548,099

Profit appropriation to statutory reserve	-	(55,912)	55,912	-	-

Foreign currency translation adjustment	-	-	-	21,491	21,491

Balance, September 30, 2011	$127,843	$584,479	$65,665	$40,129	$818,116

The accompanying notes are an integral part of these financial statements.

XINGWEI-3

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.
UNAUDITED STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

For the Nine Months Period Ended
September 30, 2011
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$548,099
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	7,917
Changes in assets and liabilities:
Accounts receivable	48,730
Inventories	(121,474)
Other receivables	15,017
Advances to suppliers	(561,229)
Accounts payable and other payables	49,455
Taxes payable	(1,479)
Advances from customers	284,848
NET CASH PROVIDED BY OPERATING ACTIVITIES	269,884

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of office equipment	(10,357)
NET CASH USED IN INVESTING ACTIVITIES	(10,357)

CASH FLOWS FROM FINANCING ACTIVITIES:
NET CASHPROVIDED BY FINANCING ACTIVITIES	-

EFFECT OF EXCHANGE RATE ON CASH	784

NET INCREASE IN CASH AND CASH EQUIVALENTS	260,311

CASH AND CASH EQUIVALENTS - beginning of period	113,571

CASH AND CASH EQUIVALENTS - end of period	$373,882

SUPPLEMENTAL DISCLOSURE OF CASH FLOWINFORMATION:
Cash paid for:
Interest	$-
Income taxes	-

The accompanying notes are an integral part of these financial statements.

XINGWEI-4

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 1

ORGANIZATION AND DESCRIPTION OF BUSINESS

Guangzhou Xingwei Communications Technology Ltd. Inc.(the "Company") was incorporated under the laws of the People’sRepublic of China on January 11 , 2007.The Company is primarily engaged in the service, research and development of computer software and hardware, telecom technology in China.

NOTE 2

UNAUDITED INFORMATION

The balance sheet ofthe “Company” as of September 30, 2011, and thestatements of operations, stockholders deficit and cash flows for the eight -month period ended September 30, 2011have not been audited.However, in the opinion of management, such information includes all adjustments (consisting only of normal recurring adjustments) which are necessary to properly reflect the financial position of the Company as of September 30, 2011, and the results of operations for the eight-months ended September 30, 2011.

Certain information and notes normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted, although management believes that the disclosures are adequate to make the information presented not misleading.Interim period results are not necessarily indicative of the results to be achieved for an entire year.These financial statements should be read in conjunction with the financialstatements and notes to financial statements included in the Company’s audited financial statements for the year ended December 31, 2010.

NOTE 3

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The company maintains its books and accounting records in Renminbi (“RMB”), and its reporting currency is United States dollars.

USE OF ESTIMATES

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included.Actual results could differ from those estimates.

XINGWEI-5

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 3

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

TRADE ACCOUNTS RECEIVABLE

Trade accounts receivable are recorded at the contract amount after deduction of trade discounts, allowances, if any, and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

The Company reviews its allowance for doubtful accounts monthly. Past due balances over 1 year and over a specified amount are reviewed individually for collectability. All other balances are reviewed on a pooled basis by aging of such balances. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers. No allowance was made for the period 8-months ended September 30, 2011.

REVENUE RECOGNITION

Sales revenue is recognized at the date of shipment from the Company’s facilities to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, ownership has passed, no other significant obligations of the Company exist and collectability is reasonably assured.

The Company’s revenue consists of the invoiced value of goods, net of value-added tax (“VAT”).

FOREIGN CURRENCY TRANSLATION

The functional currency of the Company is the RMB and the RMB is not freely convertible into foreign currencies. The Company maintains its financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars. Assets and liabilities translated at exchange rates at the balance sheet date, revenue and expenses are translated at the average exchange rates for the period, and members' equity is translated at historical exchange rates. Translation adjustments are included in accumulated other comprehensive income, a component of members’ equity.

XINGWEI-6

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 3

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

ACCUMULATED OTHER COMPREHENSIVE INCOME

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.

TAXATION

Taxation on profits earned in the PRC has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the PRC where the Company operates after taking into effect the benefits from any special tax credits or “tax holidays” allowed in the county of operations.

The Company does not accrue United States income tax since it has no operating income in the United States. The Company is organized and located in the PRC and do not conduct any business in the United States.

Enterprise income tax

In accordance with the relevant tax laws in the PRC, as a high-tech enterprise, the Company is exempted from corporate income tax for its first two profit-making years after deducting losses incurred in previous years and is entitled to a 50% tax reduction for the succeeding three years. Accordingly, the company statutory rate was 0% and 0% for the period nine-months ended September 30, 2011.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax (“VAT”) is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

VAT payable in The People’s Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of VAT included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

IMPACT OF NEW ACCOUNTING STANDARDS

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

XINGWEI-7

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 4

ADVANCES TO SUPPLIES

At September 30, 2011, advances to suppliers consisted of the following:

September 30, 2011

(Unaudited)

Prepayment to third parties suppliers

US$628,120

NOTE 5

INVENTORIES

Inventories are stated at the lower of cost or market value. Cost is determined using moving weighted average method. Cost of finished goods comprises direct material, direct production cost and an allocated portion of production overheads based on normal operating capacity.

Inventories at September 30, 2011 consist of the following:

September 30, 2011

(Unaudited)

Raw material

US $144,969

Finished goods

5,457

150,426

Provision for Inventory

-

150,426

NOTE 6

PROPERTY, PLANT and EQUIPMENT

Property, plant and equipment are stated at cost less accumulated depreciation and impairment. Depreciation on property, plant and equipment is calculated on the straight-line method after taking into account their respective estimated residual values over the estimated useful lives of the assets as follows:

Furniture and office equipment

3—5 years

Maintenance and repair costs are expensed as incurred, whereas significant renewals and betterments are capitalized.

Property, Plant and Equipment at September 30, 2011 consists of the following:

                                                                                            September 30, 2011

(Unaudited)

Furniture and office equipment                                                  US $67,034

Less: Accumulated depreciation                                                       (26,145)

                                                                                                                  40,889

XINGWEI-8

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 7

ADVANCES FROM CUSTOMERS

At September 30, 2011, advances from customers consisted of the following:

September 30, 2011

(Unaudited)

Advances from third parties customers

US $363,458

NOTE 8

CAPITAL CONTRBUTIONS

At September 30, 2011, paid-in capital consists of the following:

September 30, 2011

(Unaudited)

Zhu Chengwu

US $15,341

He Qijian

25,569

He Songtao

86,933

127,843

Zhu Chengwu, He Qijian and He Songtao injected Renminbi (“RMB”)120,000, RMB200,000 and RMB680,000, equivalent to $15,341, $25,569 and $86,933, respectively. GuangZhouHaiZheng Certified Public Accountants has verified the above capital contributions, and issued the capital verification reports.

NOTE 9

COMMITMENT AND CONTIGENCIES

Other than in the normal course of business, the Company did not have significant capital and other commitments, or significant guarantees as of September 30, 2011.

NOTE 10

SUBSEQUENT EVENTS

No material subsequent event was noticed.

XINGWEI-9

Stan J.H. Lee, CPA

2160 North Central Rd.  Suite 209* Fort Lee *NJ 07024

P.O. Box 436402 *San Diego * CA 92143-9402

619-623-7799 *Fax 619-564-3408 * E-mail) stan2u@gmail.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

We have audited the accompanying balance sheet of GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC. of  December  31, 2010 and 2009 and the related statements of operations, shareholders' deficit  and  cash  flows for the  years then ended. These   financial statements  are  the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements  referred  to above present fairly, in all material respects, the financial position of SPICY GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC as of Deecember 31, 2010 and 2009, and the results of its operation  and  its  cash flows for the aforementioned years in conformity with U.S. generally accepted accounting principles.

/s/ Stan J.H. Lee, CPA_________________________

Stan J.H. Lee, CPA, CMA

December 5, 2011

Fort Lee, New Jersey

XINGWEI-10

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC. BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

	As of December 31,
	2010	2009

ASSETS

Cash and cash equivalents	$104,726	$113,571
Accounts receivable, net	96,637	1
Inventories	25,439	100,355
Advances to suppliers	53,362	92,613
Other receivables, net	28,645	7,049

Total Current Assets	308,809	313,589

Equipment, net	36,846	39,306

Total Assets	$345,655	$352,895

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	-	44,635
Advance from customers	69,940	193,443
Due to related parties	-	-
Other payables	-	-
Taxes payable	27,189	25,720

Total Current Liabilities	97,129	263,798

Total Liabilities	97,129	263,798

Commitments	-	-

Stockholders' Equity:
Paid-in capital	127,843	127,843
Statutory reserve	9,753	-
Retained earnings (Accumulated loss)	92,292	(51,283)
Accumulated other comprehensive income	18,638	12,537

Total Stockholders' Equity	248,526	89,097

Total Liabilities and Stockholders' Equity	$345,655	$352,895

The accompanying notes are an integral part of these financial statements.

XINGWEI-11

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.
STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Years Ended December 31,
	2010	2009

NET REVENUES	$1,061,817	$1,452,667

COST OF REVENUES	666,623	924,272

GROSS PROFIT	395,194	528,395

OPERATING EXPENSES:
Selling	87,160	96,476
General and administrative	197,808	372,515

Total Operating Expenses	284,968	468,991

INCOME FROM OPERATIONS	110,226	59,404

OTHER INCOME:	43,102	-

INCOME BEFORE PROVISION FOR INCOME TAX	153,328	59,404

PROVISION FOR INCOME TAXES	-	8,530

NET INCOME	$153,328	$50,874

COMPREHENSIVE INCOME:
Net income	$153,328	$50,874

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	6,101	60

COMPREHENSIVE INCOME	$159,429	$50,934

The accompanying notes are an integral part of these financial statements.

XINGWEI-12

GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC.
STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
For the Years Ended December 31, 2009 and 2010
(AMOUNTS EXPRESSED IN US DOLLAR)

		(Accumulated Loss)		Accumulated Other	Total
	Paid-in	Retained	Statutory	Comprehensive	Stockholders'
	Capital	Earnings	Reserve	Income	Equity

Balance, January 1, 2009	$127,843	$(102,157)	$-	$12,477	$38,163

Net income for the year	-	50,874	-	-	50,874

Foreign currency translation adjustment	-	-	-	60	60

Balance, December 31, 2009	127,843	(51,283)	-	12,537	89,097

Net income for the year	-	153,328	-	-	153,328

Profit appropriation to statutory reserve	-	(9,753)	9,753	-	-

Foreign currency translation adjustment	-	-	-	6,101	6,101

Balance, December 31, 2010	$127,843	$92,292	$9,753	$18,638	$248,526

The accompanying notes are an integral part of these financial statements.

XINGWEI-13

GUANGZHOU XINWEI COMMUNICATIONS TECHNOLOGY LTD. INC.
STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Year Ended December 31,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$153,328	$50,874
Adjustments to reconcile net income to net cash
(used in) provided by operating activities:
Depreciation	9,296	5,691
Changes in assets and liabilities:
Accounts receivable	(94,578)	167
Inventories	76,368	(67,768)
Other receivables	(20,922)	(1,252)
Advances to suppliers	41,228	(89,561)
Accounts payable and other payables	(45,039)	(14,088)
Taxes payable	656	25,609
Advances from customers	(126,749)	149,561
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(6,412)	59,233

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of office equipment	(5,695)	(36,058)
NET CASH USED IN INVESTING ACTIVITIES	(5,695)	(36,058)

CASH FLOWS FROM FINANCING ACTIVITIES:
NET CASHPROVIDED BY FINANCING ACTIVITIES	-	-

EFFECT OF EXCHANGE RATE ON CASH	3,262	96

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(8,845)	23,271

CASH AND CASH EQUIVALENTS - beginning of year	113,571	90,300

CASH AND CASH EQUIVALENTS - end of year	$104,726	$113,571

SUPPLEMENTAL DISCLOSURE OF CASH FLOWINFORMATION:
Cash paid for:
Interest	$-	$-
Income taxes	-	$8,530

The accompanying notes are an integral part of these financial statements.

XINGWEI-14

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

(AUDITED)

NOTE 1

ORGANIZATION AND DESCRIPTION OF BUSINESS

Guangzhou Xingwei Communications Technology Ltd. Inc. (the "Company") was incorporated under the laws of the People’s Republic of China on January 11th , 2007.  The Company is primarily engaged in the service, research and development of computer software and hardware, telecom technology in China.

NOTE 2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The company maintains its books and accounting records in Renminbi (“RMB”), and its reporting currency is United States dollars.

ACCOUNTING METHOD

The Company’s financial statements are prepared using the accrual method of accounting. The Company has elected a fiscal year ending on December 31.

USE OF ESTIMATES

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included.  Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

TRADE ACCOUNTS RECEIVABLE

Trade accounts receivable are recorded at the contract amount after deduction of trade discounts, allowances, if any, and do not bear interest. The allowance for doubtful accounts is the Company’s best estimate of the amount of probable credit losses in the Company’s existing accounts receivable. The Company determines the allowance based on historical write-off experience, customer specific facts and economic conditions.

XINGWEI-15

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

(AUDITED)

NOTE 2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TRADE ACCOUNTS RECEIVABLE (CONTINUED)

The Company reviews its allowance for doubtful accounts monthly. Past due balances over 1 year and over a specified amount are reviewed individually for collectability. All other balances are reviewed on a pooled basis by aging of such balances. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company does not have any off-balance-sheet credit exposure related to its customers. No allowance was made for the years ended December 31, 2009 and 2010.

REVENUE RECOGNITION

Sales revenue is recognized at the date of shipment from the Company’s facilities to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, ownership has passed, no other significant obligations of the Company exist and collectibility is reasonably assured.

The Company’s revenue consists of the invoiced value of goods, net of value-added tax (“VAT”).

FOREIGN CURRENCY TRANSLATION

The functional currency of the Company is the RMB and the RMB is not freely convertible into foreign currencies. The Company maintains its financial statements in the functional currency. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at rates of exchange prevailing at the balance sheet date. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transactions. Exchange gains or losses arising from foreign currency transactions are included in the determination of net income for the respective periods.

For financial reporting purposes, the financial statements of the Company, which are prepared using the functional currency, have been translated into United States dollars. Assets and liabilities translated at exchange rates at the balance sheet date, revenue and expenses are translated at the average exchange rates for the period, and members' equity is translated at historical exchange rates. Translation adjustments are included in accumulated other comprehensive income, a component of members’ equity.

ACCUMULATED OTHER COMPREHENSIVE INCOME

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.

XINGWEI-16

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

(AUDITED)

NOTE 2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TAXATION

Taxation on profits earned in the PRC has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the PRC where the Company operates after taking into effect the benefits from any special tax credits or “tax holidays” allowed in the county of operations.

The Company does not accrue United States income tax since it has no operating income in the United States. The Company is organized and located in the PRC and do not conduct any business in the United States.

Enterprise income tax

In accordance with the relevant tax laws in the PRC, as a high-tech enterprise, the Company is exempted from corporate income tax for its first two profit-making years after deducting losses incurred in previous years and is entitled to a 50% tax reduction for the succeeding three years. Accordingly, the company statutory rate was 0% and 0%  for the years 2009 and 2010, respectively.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax (“VAT”) is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

VAT payable in The People’s Republic of China is charged on an aggregated basis at a rate of 13% or 17% (depending on the type of goods involved) on the full price collected for the goods sold or, in the case of taxable services provided, at a rate of 17% on the charges for the taxable services provided, but excluding, in respect of both goods and services, any amount paid in respect of VAT included in the price or charges, and less any deductible value added tax already paid by the taxpayer on purchases of goods and services in the same financial year.

IMPACT OF NEW ACCOUNTING STANDARDS

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

XINGWEI-17

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

(AUDITED)

NOTE 3

ADVANCES TO SUPPLIERS

At December 31, 2010 and 2009, advances to suppliers consisted of the following:

	December 31, 2010	December 31, 2009
	US$	US$
Prepayment to third parties suppliers	53,362	92,613

NOTE 4

INVENTORIES

Inventories are stated at the lower of cost or market value. Cost is determined using moving weighted average method. Cost of finished goods comprises direct material, direct production cost and an allocated portion of production overheads based on normal operating capacity.

Inventories at December 31, 2010 and 2009 consist of the following:

	December 31, 2010	December 31, 2009
	US$	US$
Raw material	14,068	37,063
Production cost	1,183	-
Finished goods	10,188	63,292
	25,439	100,355
Provision for Inventory	-	-
	25,439	100,355

NOTE 5

PROPERTY, PLANT and EQUIPMENT

Property, plant and equipment are stated at cost less accumulated depreciation and impairment. Depreciation on property, plant and equipment is calculated on the straight-line method after taking into account their respective estimated residual values over the estimated useful lives of the assets as follows:

Furniture and office equipment	3—5 years

Maintenance and repair costs are expensed as incurred, whereas significant renewals and betterments are capitalized.

XINGWEI-18

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

(AUDITED)

NOTE 5

PROPERTY, PLANT and EQUIPMENT (CONTINUED)

Property, Plant and Equipment at December 31, 2009 and 2010 consists of the following:

	December 31, 2010	December 31, 2009
	US$	US$
Furniture and office equipment	54,185	46,910
Less: Accumulated depreciation	(17,338)	(7,604)
	36,847	39,306

NOTE 6

ADVANCES FROM CUSTOMERS

At December 31, 2010 and 2009, advances from customers consisted of the following:

	December 31, 2010	December 31, 2009
	US$	US$
Advances from third parties customers	69,940	193,443

NOTE 7

CAPITAL CONTRBUTIONS

At December 31, 2010 and 2009, paid-in capital consists of the following:

	December 31, 2010	December 31, 2009
Zhu Chengwu	US$ 15,341	US$ 15,341
He Qijian	25,569	25,569
He Songtao	86,933	86,933
	127,843	127,843

Zhu Chengwu, He Qijian and He Songtao injected Renminbi (“RMB”)120,000, RMB200,000 and RMB680,000, equivalent to $15,341, $25,569 and $86,933, respectively. GuangZhou HaiZheng Certified Public Accountants has verified the above capital contributions, and issued the capital verification reports.

XINGWEI-19

GUANGZHOU XINGWEI COMMUNICATIONS TECHNOLOGY LTD. INC.

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

(AUDITED)

NOTE 8

COMMITMENT AND CONTIGENCIES

Other than in the normal course of business, the Company did not have significant capital and other commitments, or significant guarantees as of December 31, 2010 and 2009.

NOTE 9

SUBSEQUENT EVENTS

There is no material subsequent event to disclose.

XINGWEI-20

AMS-INT ASIA LIMITED AND SUBSIDIARIES

Nine-Months Ending September 30, 2011 (Unaudited)and Fiscal Years December 31, 2010 and 2009

Nine-Months Ending September 30, 2011 (Unaudited)
UNAUDITED CONSOLIDATED BALANCE SHEETS	AMS-1
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME	AMS-2
UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY	AMS-3
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS	AMS-4
NOTES TO THE FINANCIAL STATEMENTS	AMS-5 - AMS-7
Fiscal Years December 31, 2010 and 2009 ( Audited)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	AMS-8
AUDITED CONSOLIDATED BALANCE SHEETS	AMS-9
AUDITEDCONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME	AMS-10
AUDITEDCONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY	AMS-11
AUDITEDCONSOLIDATED STATEMENTS OF CASH FLOWS	AMS-12
NOTES TO THE FINANCIAL STATEMENTS	AMS-13 - AMS-14

AMS-INT ASIA LIMITED AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

As of September 30, 2011 (Unaudited)

ASSETS

Cash and cash equivalents	$ 1,073,903
Inventories	168,890
Advances to suppliers	628,120
Other receivables, net	22,219

Total Current Assets	1,944,132

Equipment, net	60,393

Total Assets	$ 2,004,525

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	$ 79
Advance from customers	363,458
Due to related parties	234,789
Other payables	65,165
Taxes payable	26,849

Total Current Liabilities	690,340

Total Liabilities	690,340

Commitments	-

Stockholders' Equity:
Additional paid-in capital	1,276,052
Statutory reserve	65,665
Accumulated loss	(56,645)
Accumulated other comprehensive income	29,113

Total Stockholders' Equity	1,314,185

Total Liabilities and Stockholders' Equity	$ 2,004,525

The accompanying notes are an integral part of these financial statements.

AMS-1

AMS-INT ASIA LIMITED AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(AMOUNTS EXPRESSED IN US DOLLAR)

For the Nine Months Period Ended September 30, 2011 (Unaudited)

NET REVENUES	$ 2,119,518

COST OF REVENUES	1,255,388

GROSS PROFIT	864,130

OPERATING EXPENSES:
Selling	152,557
General and administrative	400,517

Total Operating Expenses	553,074

INCOME FROM OPERATIONS	311,056

OTHER INCOME:	32,654

INCOME BEFORE PROVISION FOR INCOME TAX	343,710

PROVISION FOR INCOME TAXES	-

NET INCOME	$ 343,710

COMPREHENSIVE INCOME:
Net income	$ 343,710

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	12,763

COMPREHENSIVE INCOME	$ 356,473

The accompanying notes are an integral part of these financial statements.

AMS-2

AMS-INT ASIA LIMITED AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
For the Nine Months Ended September 30, 2011
(AMOUNTS EXPRESSED IN US DOLLAR)

	Additional			Accumulated Other	Total
	Paid-in	Accumulated	Statutory	Comprehensive	Stockholders'
	Capital	Loss	Reserve	Income	Equity

Balance, January 1st, 2011	$ 362,222	$ (344,443)	$ 9,753	$ 16,350	$ 43,882

Capital injection	863,854	-	-	-	863,854

Acquisition of a subsidiary	49,976	-	-	-	49,976

Net income for the period	-	343,710	-	-	343,710

Profit appropriation to statutory reserve	-	(55,912)	55,912	-	-

Foreign currency translation adjustment	-	-	-	12,763	12,763

Balance, September 30, 2011	$ 1,276,052	$ (56,645)	$ 65,665	$ 29,113	$ 1,314,185

The accompanying notes are an integral part of these financial statements.

AMS-3

AMS-INT ASIA LIMITED AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

For the Nine Months Period Ended
September 30, 2011
(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$ 343,710
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	9,432
Changes in assets and liabilities:
Accounts receivable	48,730
Inventories	(139,574)
Other receivables	7,483
Advances to suppliers	(561,229)
Accounts payable and other payables	63,264
Taxes payable	(2,063)
Advances from customers	284,847
NET CASH PROVIDED BY OPERATING ACTIVITIES	54,600

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of office equipment	(20,882)
NET CASH USED IN INVESTING ACTIVITIES	(20,882)

CASH FLOWS FROM FINANCING ACTIVITIES:
Capital injection	863,854
Acquisition of a subsidiary	49,976
Proceeds from related parties	11,516
NET CASH PROVIDED BY FINANCING ACTIVITIES	925,346

EFFECT OF EXCHANGE RATE ON CASH	1,268

NET INCREASE IN CASH AND CASH EQUIVALENTS	960,332

CASH AND CASH EQUIVALENTS - beginning of period	113,571

CASH AND CASH EQUIVALENTS - end of period	$ 1,073,903

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$ -
Income taxes	-

The accompanying notes are an integral part of these financial statements.

AMS-4

AMS-INT ASIA LIMITED AND SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 1

ORGANIZATION AND DESCRIPTION OF BUSINESS

AMS-INT Asia Limited (the "Company") was incorporated under the laws of Hong Kong Special Administrative Region (“HKSAR”) of the People’s Republic of China (“PRC”) on August 6th, 2010.  The Company is primarily engaged in the growing and selling of agriculture products in China.

NOTE 2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The company maintains its books and accounting records in U.S. dollar (“US$”), and its reporting currency is US$.

USE OF ESTIMATES

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included.  Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

INVENTORIES

Inventories are stated at the lower of cost or market value. Cost is determined using moving weighted average method. Cost of finished goods comprises direct material, direct production cost and an allocated portion of production overheads based on normal operating capacity.

REVENUE RECOGNITION

Sales revenue is recognized at the date of shipment from the Company’s facilities to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, ownership has passed, no other significant obligations of the Company exist and collectibility is reasonably assured.

The Company’s revenue consists of the invoiced value of goods, net of value-added tax (“VAT”).

ACCUMULATED OTHER COMPREHENSIVE INCOME

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.

AMS-5

AMS-INT ASIA LIMITED AND SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TAXATION

Taxation on profits earned in the PRC has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the PRC where the Company operates after taking into effect the benefits from any special tax credits or “tax holidays” allowed in the county of operations.

The Company does not accrue United States income tax since it has no operating income in the United States. The Company is organized and located in the PRC and do not conduct any business in the United States.

Enterprise income tax

In accordance with the relevant tax laws in the PRC, as an agriculture growing enterprise, the Company is exempted from corporate income tax from 2010 to 2012. Accordingly, the company statutory rate was 0% and 0% for the periods ended September 30, 2011 and 2010.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

In accordance with the relevant tax laws in the PRC, as an agriculture growing enterprise, the Company is exempted from VAT for the periods ended September 30, 2011 and 2010.

IMPACT OF NEW ACCOUNTING STANDARDS

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

NOTE 3

EQUIPMENT

Equipment are stated at cost less accumulated depreciation and impairment. Depreciation on property, plant and equipment is calculated on the straight-line method after taking into account their respective estimated residual values over the estimated useful lives of the assets as follows:

Office equipment

3-5   years

Maintenance and repair costs are expensed as incurred, whereas significant renewals and betterments are capitalized.

AMS-6

AMS-INT ASIA LIMITED AND SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

SEPTEMBER 30, 2011

(UNAUDITED)

NOTE 3

EQUIPMENT (CONTINUED)

Equipment at September 30, 2011 consists of the following:

                                                                                            September 30, 2011

(Unaudited)

Office equipment                                                               $                  89,970

Less: accumulated depreciation                                                       (29,577)

                                                                                               $                 60,393

For the period ended September 30, 2011, the Company recorded depreciation of US$9,432, respectively.

NOTE 4

COMMITMENT AND CONTIGENCIES

Other than in the normal course of business, the Company did not have significant capital and other commitments, or significant guarantees as of September 30, 2011.

NOTE 5

SUBSEQUENT EVENTS

No material subsequent event was noticed.

AMS-7

Stan J.H. Lee, CPA

2160 North Central Rd.  Suite 209* Fort Lee *NJ 07024

P.O. Box 436402 *San Diego * CA 92143-9402

619-623-7799 *Fax 619-564-3408 * E-mail) stan2u@gmail.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

AMS-INT ASIA LIMITED AND SUBSIDIARIES

We have audited the accompanying balance sheet of AMS-INT ASIA LIMITED AND SUBSIDIARIES of  December  31, 2010 and 2009 and the related statements of operations, shareholders' deficit  and  cash  flows for the  years then ended.  These   financial statements  are  the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amount and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements  referred  to above present fairly, in all material respects, the financial position of AMS-INT ASIA LIMITED AND SUBSIDIARIES as of December 31, 2010 and 2009, and the results of its operation  and  its  cash flows for the aforementioned years in conformity with U.S. generally accepted accounting principles.

/s/ Stan J.H. Lee, CPA_________________________

Stan J.H. Lee, CPA, CMA

December 5, 2011

Fort Lee, New Jersey

AMS-8

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(AMOUNTS EXPRESSED IN US DOLLAR)

	As of December 31,
	2010	2009

ASSETS

Cash and cash equivalents	105,479	113,571
Accounts receivable, net	96,637	1
Inventories	25,439	100,355
Advances to suppliers	53,362	92,613
Other receivables, net	28,645	7,049

Total Current Assets	309,562	313,589

Equipment, net	46,744	39,306

Total Assets	$ 356,306	$ 352,895

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
Accounts payable	-	44,635
Advance from customers	69,940	193,443
Due to related parties	214,023	-
Other payables	679	-
Taxes payable	27,782	25,720

Total Current Liabilities	312,424	263,798

Total Liabilities	312,424	263,798

Commitments	-	-

Stockholders' Equity:
Additional paid-in capital	362,222	127,843
Statutory reserve	9,753	-
Accumulated loss	(344,443)	(51,283)
Accumulated other comprehensive income	16,350	12,537

Total Stockholders' Equity	43,882	89,097

Total Liabilities and Stockholders' Equity	$ 356,306	$ 352,895

The accompanying notes are an integral part of these financial statements.

AMS-9

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Years Ended December 31,
	2010	2009

NET REVENUES	$ 1,190,826	$ 1,452,667

COST OF REVENUES	790,227	924,272

GROSS PROFIT	400,599	528,395

OPERATING EXPENSES:
Selling	101,819	96,476
General and administrative	625,289	372,515

Total Operating Expenses	727,108	468,991

(LOSS) INCOME FROM OPERATIONS	(326,509)	59,404

OTHER INCOME:	43,102	-

(LOSS) INCOME BEFORE PROVISION FOR INCOME TAX	(283,407)	59,404

PROVISION FOR INCOME TAXES	-	8,530

NET (LOSS) INCOME	$ (283,407)	$ 50,874

COMPREHENSIVE (LOSS) INCOME:
Net (loss) income	$ (283,407)	$ 50,874

OTHER COMPREHENSIVE INCOME:
Unrealized foreign currency translation gain	3,813	60

COMPREHENSIVE (LOSS) INCOME	$ (279,594)	$ 50,934

The accompanying notes are an integral part of these financial statements.

AMS-10

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
For the Years Ended December 31, 2010 and 2009
(AMOUNTS EXPRESSED IN US DOLLAR)

	Additional			Accumulated Other	Total
	Paid-in	Accumulated	Statutory	Comprehensive	Stockholders'
	Capital	Loss	Reserve	Income	Equity

Balance, January 1, 2009	$ 127,843	$ (102,157)	$ -	$ 12,477	$ 38,163

Net income for the year	-	50,874	-	-	50,874

Foreign currency translation adjustment	-	-	-	60	60

Balance, December 31, 2009	127,843	(51,283)	-	12,537	89,097

Acquisition of a variable interest entity	234,379	-	-	-	234,379

Net loss for the year	-	(283,407)	-	-	(283,407)

Profit appropriation to statutory reserve	-	(9,753)	9,753	-	-

Foreign currency translation adjustment	-	-	-	3,813	3,813

Balance, December 31, 2010	$ 362,222	$ (344,443)	$ 9,753	$ 16,350	$ 43,882

The accompanying notes are an integral part of these financial statements.

AMS-11

AMS-INT ASIA LIMITED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(AMOUNTS EXPRESSED IN US DOLLAR)

	For the Year Ended December 31,
	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$ (283,407)	$ 50,874
Adjustments to reconcile net (loss) income to net cash
(used in) provided by operating activities:
Depreciation	11,068	5,691
Changes in assets and liabilities:
Accounts receivable	(94,578)	167
Inventories	76,368	(67,768)
Other receivables	(20,922)	(1,252)
Advances to suppliers	41,228	(89,561)
Accounts payable and other payables	(44,374)	(14,088)
Taxes payable	1,237	25,609
Advances from customers	(126,748)	149,561
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES	(440,128)	59,233

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of office equipment	(17,153)	(36,058)
NET CASH USED IN INVESTING ACTIVITIES	(17,153)	(36,058)

CASH FLOWS FROM FINANCING ACTIVITIES:
Acquisition of a variable interest entity	234,379	-
Proceeds from related parties	209,465	-
NET CASH PROVIDED BY FINANCING ACTIVITIES	443,844	-

EFFECT OF EXCHANGE RATE ON CASH	5,345	96

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(8,092)	23,271

CASH AND CASH EQUIVALENTS - beginning of year	113,571	90,300

CASH AND CASH EQUIVALENTS - end of year	$ 105,479	$ 113,571

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for:
Interest	$ -	$ -
Income taxes	-	$ 8,530

The accompanying notes are an integral part of these financial statements.

AMS-12

AMS-INT ASIA LIMITED AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 1

ORGANIZATION AND DESCRIPTION OF BUSINESS

AMS-INT Asia Limited (the "Company") was incorporated under the laws of Hong Kong Special Administrative Region (“HKSAR”) of the People’s Republic of China (“PRC”) on August 6th, 2010.  The Company is primarily engaged in the growing and selling of agriculture products in China.

NOTE 2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The company maintains its books and accounting records in U.S. dollar (“US$”), and its reporting currency is US$.

USE OF ESTIMATES

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  In the opinion of management, all adjustments necessary in order to make the financial statements not misleading have been included.  Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with maturity of three months or less when purchased to be cash equivalents.

INVENTORIES

Inventories are stated at the lower of cost or market value. Cost is determined using moving weighted average method. Cost of finished goods comprises direct material, direct production cost and an allocated portion of production overheads based on normal operating capacity.

REVENUE RECOGNITION

Sales revenue is recognized at the date of shipment from the Company’s facilities to customers when a formal arrangement exists, the price is fixed or determinable, the delivery is completed, ownership has passed, no other significant obligations of the Company exist and collectibility is reasonably assured.

The Company’s revenue consists of the invoiced value of goods, net of value-added tax (“VAT”).

ACCUMULATED OTHER COMPREHENSIVE INCOME

Accumulated other comprehensive income represents the change in equity of the Company during the periods presented from foreign currency translation adjustments.

AMS-13

AMS-INT ASIA LIMITED AND SUBSIDIARIES

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010 AND 2009

NOTE 2

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

TAXATION

Taxation on profits earned in the PRC has been calculated on the estimated assessable profits for the year at the rates of taxation prevailing in the PRC where the Company operates after taking into effect the benefits from any special tax credits or “tax holidays” allowed in the county of operations.

The Company does not accrue United States income tax since it has no operating income in the United States. The Company is organized and located in the PRC and do not conduct any business in the United States.

Enterprise income tax

In accordance with the relevant tax laws in the PRC, as an agriculture growing enterprise, the Company is exempted from corporate income tax from 2010 to 2012. Accordingly, the company statutory rate was 0% and 0% for the periods ended December  31, 2010 and 2009.

Value added tax

The Provisional Regulations of The People’s Republic of China Concerning Value Added Tax promulgated by the State Council came into effect on January 1, 1994. Under these regulations and the Implementing Rules of the Provisional Regulations of the PRC Concerning Value Added Tax, value added tax is imposed on goods sold in or imported into the PRC and on processing, repair and replacement services provided within the PRC.

In accordance with the relevant tax laws in the PRC, as an agriculture growing enterprise, the Company is exempted from VAT for the periods ended December  31, 2010 and 2009.

IMPACT OF NEW ACCOUNTING STANDARDS

The Company does not expect the adoption of recently issued accounting pronouncements to have a significant impact on the Company's results of operations, financial position, or cash flow.

NOTE 3

COMMITMENT AND CONTIGENCIES

Other than in the normal course of business, the Company did not have significant capital and other commitments, or significant guarantees as of September 30, 2011.

NOTE 4

SUBSEQUENT EVENTS

There is no material subsequent event to disclose.

AMS-14